UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report
(Date of earliest event reported):

January 16, 2018

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

WASHINGTON	000-29480	91-1857900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Fifth Avenue S.W. Olympia, WA	98501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (360) 943-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.01 Completion of Acquisition or Disposition of Assets

Effective January 16, 2018, Heritage Financial Corporation, Olympia, Washington (“Heritage”), the parent company of Heritage Bank, completed its previously announced acquisition of Puget Sound Bancorp, Inc. (“Puget Sound”), the parent company of Puget Sound Bank, located in Bellevue, Washington. Pursuant to the Agreement and Plan of Merger dated July 26, 2017 (“the Merger Agreement”) by and between Heritage and Puget Sound, Puget Sound was merged with and into Heritage, with Heritage surviving the merger (the “Merger”), and Puget Sound Bank was merged with and into Heritage Bank, with Heritage Bank surviving the merger. Heritage will issue an aggregate of 4,112,347 shares of its common stock in the transaction. As a result of the Merger, Puget Sound shareholders will receive 1.1688 shares of Heritage common stock with cash to be paid in lieu of any fractional shares. Reference is made to the Merger Agreement, which was included as Exhibit 2.1 to the Current Report on Form 8-K filed by Heritage with the Securities and Exchange Commission on July 27, 2017, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the completion of the Merger referenced in Item 2.01 above, effective January 16, 2018, Stephen A. Dennis, Director of Puget Sound, became a member of the Boards of Directors of Heritage and its wholly owned bank subsidiary, Heritage Bank. Mr. Dennis will serve on the Compensation and Trust committees of the Heritage and Heritage Bank Boards of Directors.

There are no family relationships between Mr. Dennis and any director or other executive officer of Heritage or Heritage Bank. Mr. Dennis has not engaged in any transaction with Heritage or Heritage Bank that would be reportable as a related party transaction under the rules of the Securities and Exchange Commission.

Item 8.01. Other Events
On January 16, 2018, Heritage issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the completion of its acquisition of Puget Sound and the appointment of Mr. Dennis to the Boards of Directors of Heritage and Heritage Bank.

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

99.1    Press Release of Heritage Financial Corporation dated January 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date: January 16, 2018    By:     /s/ Brian L. Vance
Brian L. Vance
President and Chief Executive Officer

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